Credit Suisse ABS Trust 2018-LD1 Asset Backed Notes Sample Receivable Agreed-Upon Procedures Report To: Credit Suisse Finance LLC 15 June 2018

Ernst & Young LLP 5 Times Square New York, NY 10036	Tel: +1 212 773 3000 Fax: +1 212 773 6350 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

Credit Suisse Finance LLC
11 Madison Avenue
New York, New York 10010

Re:	Credit Suisse ABS Trust 2018-LD1 (the “Issuing Entity“) Asset Backed Notes (the “Notes”) Sample Receivable Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to by Credit Suisse Finance LLC (the “Depositor”), Credit Suisse Securities (USA) LLC (the “Initial Purchaser”) and loanDepot.com, LLC (the “Servicer,” together with the Depositor and Initial Purchaser, the “Specified Parties”) solely to assist the Depositor with respect to certain information relating to a pool of fully amortizing unsecured consumer installment loans (the “Receivables”) relating to the Issuing Entity’s securitization transaction.  This agreed‑upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants.  The sufficiency of the procedures is solely the responsibility of the Specified Parties.  Consequently, we make no representation regarding the sufficiency of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, the Servicer, on behalf of the Depositor, provided us with:
a.
An electronic data file labeled “4.1-21 MELLO2018PL1 Tape 03312018 Final EY Additional Fields.xlsx” and the corresponding record layout and decode information (the “Preliminary Data File”) that the Servicer, on behalf of the Depositor, indicated contains information as of 31 March 2018 (the “Preliminary Cutoff Date”) relating to certain fully amortizing unsecured consumer installment loans (the “Preliminary Receivables”) that the Servicer, on behalf of the Depositor, indicated are expected to be representative of the Receivables,

b.	Imaged copies of:
i.	The lender disclosure and note (collectively and as applicable, the “Loan Agreement”),
ii.	The title of the application (the “Loan Application”) and
iii.
The form W-2, pay statement, personal tax returns, business tax returns and/or other income related documents (collectively and as applicable, the “Income Verification Documents,” together with the Loan Agreement and Loan Application, the “Source Documents”)

for each Sample Receivable (as defined in Attachment A),
c.	Certain electronic data files:
i.	Labeled “4.1-7 Master File.csv,”
ii.	Labeled “4.1-25 Master File03302018.xlsx” and
iii.	Labeled “4.1-24 LOANDEPOT_ET3_201803_EY.xlsx”
and the corresponding record layout and decode information (collectively, the “Additional Support File”) that the Servicer, on behalf of the Depositor, indicated contain information relating to the:
(1)	Origination date,
(2)	Current principal balance,
(3)	Risk grade,
(4)	Number of days delinquent,
(5)	Stated income and
(6)	Home ownership status,
for each Sample Receivable as of the Preliminary Cutoff Date,
d.
A schedule (the “General Income Calculation Methodology Schedule”) that the Servicer, on behalf of the Depositor, indicated contains instructions, assumptions and methodologies relating to the calculation of the verified income corresponding to the Sample Receivables, as applicable,

e.
A schedule (the “Additional Income Calculation Methodology Schedule,” together with the Source Documents, Additional Support File and General Income Calculation Methodology Schedule, the “Sources”) that the Servicer, on behalf of the Depositor, indicated contains instructions, assumptions and methodologies relating to the calculation of the verified income for certain Sample Receivables that supersedes the corresponding instructions, assumptions and methodologies on the General Income Calculation Methodology Schedule, as applicable,

f.	The list of relevant characteristics (the “Sample Characteristics”) on the Preliminary Data File, which is shown on Exhibit 1 to Attachment A, and
g.	Instructions, assumptions and methodologies, which are described in Attachment A.

The procedures included in Attachment A were limited to comparing, recalculating or observing certain information that is further described in Attachment A.  The Depositor is responsible for the Preliminary Data File, Sources, Sample Characteristics and the determination of the instructions, assumptions and methodologies that are described herein.  We were not requested to perform and we have not performed any procedures other than those listed in Attachment A with respect to the Preliminary Data File.  We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Sources or any other information provided to us by the Servicer, on behalf of the Depositor, upon which we relied in forming our findings.  Accordingly, we make no representation and express no opinion as to (a) the existence of the Preliminary Receivables or Receivables, (b) questions of legal or tax interpretation and (c) the accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Servicer, on behalf of the Depositor, that are described in this report.  We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the American Institute of Certified Public Accountants on any of the items referred to herein.  Accordingly, we do not express such an opinion or conclusion.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:
a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or
b.	Making any findings with respect to:
i.	Whether the origination of the Receivables conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,
ii.	The value of the collateral securing the Receivables,
iii.	Whether the originator of the Receivables complied with federal, state or local laws or regulations or
iv.
Any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions.

This report is intended solely for the use of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties.  It is not intended to be and should not be used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

15 June 2018

Attachment A

Procedures performed and our associated findings

1.
As instructed by the Servicer, on behalf of the Depositor, we randomly selected a sample of 220 Preliminary Receivables from the Preliminary Data File (the “Sample Receivables”).  For the purpose of this procedure, the Servicer, on behalf of the Depositor, did not inform us as to the basis for how they determined the number of Sample Receivables or the methodology they instructed us to use to select the Sample Receivables from the Preliminary Data File.

For the purpose of the procedures described in this report, the 220 Sample Receivables are referred to as Sample Receivable Numbers 1 through 220.

2.
For each Sample Receivable, we compared the Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Preliminary Data File, to the corresponding information located on, or to the corresponding information we recalculated using information located on, the Sources, subject to the instructions, assumptions and methodologies provided by the Servicer, on behalf of the Depositor, that are stated in the notes to Exhibit 1 to Attachment A.  The Source(s) that we were instructed by the Servicer to use for each Sample Characteristic are shown on Exhibit 1 to Attachment A.  Except for the information shown on Exhibit 2 to Attachment A, all such compared information was in agreement.

3.	As instructed by the Servicer, on behalf of the Depositor, we observed that each Sample Receivable had a DPD value of less than or equal to “30,” as shown on the Preliminary Data File.

Exhibit 1 to Attachment A Page 1 of 3

Sample Characteristics and Sources

Sample Characteristic	Preliminary Data File Field Name	Source(s)	Note

Loan number	LOAN_ID	Loan Agreement	i.

Origination date	ORIG_DATE	Additional Support File

Original principal balance	ORIG_BAL	Loan Agreement

Loan term	Term	Loan Agreement

Maturity date	Maturity_Date	Loan Agreement, Additional Support File and recalculation	ii.

State of residence	ADR_STATE	Loan Agreement

Borrower rate	INT_RATE	Loan Agreement

Schedule monthly payment amount	PMT_MO	Loan Agreement

Current principal balance	CURR_BAL	Additional Support File

Age	LoanAge(months)	Additional Support File and recalculation	iii.

Original FICO score	FICO	Loan Application

Risk grade	TX1_Grade	Additional Support File

Number of days delinquent	DPD	Additional Support File

Annual percentage rate (APR)	APR	Loan Agreement

Remaining term	Remaining_Term	Loan Agreement and recalculation	iv.

Stated income	INC_MO_STATED	Additional Support File

Verified income	INC_MO_VER
(a)   Income Verification Documents, General Income Calculation Methodology Schedule and recalculation or
(b)   Income Verification Documents, Additional Income Calculation Methodology Schedule and recalculation
v.

Home ownership status	HOME_OWN	Additional Support File

Borrower stated purpose	PURPOSE	Loan Application

Verified DTI	DTI_VER	Loan Agreement, Additional Support File and recalculation	vi.

Exhibit 1 to Attachment A Page 2 of 3

Notes:

i.	For identification purposes only.

ii.	For the purpose of comparing the maturity date Sample Characteristic for each Sample Receivable, the Servicer, on behalf of the Depositor, instructed us to recalculate the maturity date by adding the:
a.	Loan term, as shown on the Loan Agreement, to
b.	Origination date, as shown on the Additional Support File.

iii.
For the purpose of comparing the age Sample Characteristic for each Sample Receivable, the Servicer, on behalf of the Depositor, instructed us to recalculate the age as the difference in months between the:

a.	Preliminary Cutoff Date and
b.	Origination date, as shown on the Additional Support File.

iv.
For the purpose of comparing the remaining term Sample Characteristic for each Sample Receivable, the Servicer, on behalf of the Depositor, instructed us to recalculate the remaining term by taking the difference between the:

a.	Loan term, as shown on the Loan Agreement, and
b.	Age, as recalculated in note iii. above.

v.
For the purpose of comparing the verified income Sample Characteristic for each Sample Receivable, the Servicer, on behalf of the Depositor, instructed us to recalculate the verified income (the “General Verified Income Recalculated Value”), subject to the additional instructions described in the subsequent paragraphs of this note v., using the:

a.	Income Verification Documents, as applicable, and
b.	Applicable instructions, assumptions and methodologies that are described in the General Income Calculation Methodology Schedule.

For each Sample Receivable with a General Verified Income Recalculated Value that did not agree with the verified income Sample Characteristic, as shown on the Preliminary Data File, the Servicer, on behalf of the Depositor, instructed us to recalculate the verified income (the “Additional Verified Income Recalculated Value”), subject to the additional instruction described in the final paragraph of this note v., using the:
a.	Income Verification Documents, as applicable, and
b.	Applicable instructions, assumptions and methodologies that are described in the Additional Income Calculation Methodology Schedule.

Exhibit 1 to Attachment A Page 3 of 3

Notes:  (continued)

v.  (continued)

We performed no procedures to reconcile any differences that may exist between the:
a.	General Income Calculation Methodology Schedule and Additional Income Calculation Methodology Schedule and
b.	General Verified Income Recalculated Value and Additional Verified Income Recalculated Value, as applicable.

For the purpose of this procedure, the Servicer, on behalf of the Depositor, instructed us to ignore differences of +/- 3.50% or less (calculated as a percentage of the verified income value, as shown on the Preliminary Data File).

vi.	For the purpose of comparing the verified DTI Sample Characteristic for each Sample Receivable, the Servicer, on behalf of the Depositor, instructed us to recalculate the verified DTI by:
a.	Taking the difference between the current debt and the current monthly mortgage payment, both as shown on the Additional Support File,
b.	Adding the result obtained in a. above to the schedule monthly payment amount, as shown on the Loan Agreement,
c.	Dividing the result obtained in b. above by the verified income, as recalculated in note v. above, and
d.	Truncating the result obtained in c. above to the second decimal (XX.XX).

For the purpose of this procedure, the Servicer, on behalf of the Depositor, instructed us to ignore differences of +/- 3.50% or less (calculated as a percentage of the verified DTI value, as shown on the Preliminary Data File).

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Servicer, on behalf of the Depositor, that are described in the notes above.

Exhibit 2 to Attachment A

Sample Characteristic Difference

Sample Receivable Number	Sample Characteristic	Preliminary Data File Value	Source Value

82	Stated income	$435,933.33	$435,933.30

124	Verified income	$16,271.05	$17,287.84
	Verified DTI	17.02	16.02